UNITED STATES OF AMERICA
before the
SECURITIES AND EXCHANGE COMMISSION

SECURITIES EXCHANGE ACT OF 1934
Release No. 85364 / March 19, 2019

Admin. Proc. File No. 3-18325

In the Matter of

GLOBAL DIGITAL SOLUTIONS, INC.

ORDER GRANTING MOTION TO DISMISS

The Division of Enforcement moves to dismiss proceedings that were instituted against Global Digital Solutions, Inc. ("GDSI"). As discussed below, we grant the Division's request.

I. Background

On December 26, 2017, we issued an order instituting proceedings ("OIP") against GDSI pursuant to Section 12(j) of the Securities Exchange Act of 1934.[1] Section 12(j) authorizes the Commission, as it deems necessary or appropriate for the protection of investors, to suspend for a period not exceeding 12 months or revoke the registration of a security if the Commission finds after a hearing that the issuer of such security has violated any provision of the Exchange Act or the rules or regulations thereunder.[2] The OIP alleged that GDSI violated Exchange Act Section 13(a) and Rules 13a-1 and 13a-13 thereunder, which require issuers of securities registered pursuant to Exchange Act Section 12 to file with the Commission current and accurate information in periodic reports.[3] Specifically, the OIP alleged that, despite having a class of securities registered with the Commission pursuant to Exchange Act Section 12(g), GDSI had not filed any periodic reports since a Form 10-Q for the quarterly period ending September 30, 2015. The OIP ordered a hearing before an administrative law judge for the purpose of determining whether the allegations in the OIP were true and whether it was necessary or appropriate for the protection of investors to suspend or revoke the registration of each class of GDSI's securities registered pursuant to Exchange Act Section 12.

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1 *Global Digital Solutions, Inc.*, Exchange Act Release No. 82404, 2017 WL 6593984, at *1 (Dec. 26, 2017).

2 15 U.S.C. § 78*l*(j).

3 15 U.S.C. § 78m(a); 17 C.F.R. §§ 240.13a-1 and 13a-13.

On February 15, 2018, the Division filed a motion for summary disposition seeking the revocation of the registration of each class of GDSI's securities. GDSI opposed the Division's motion on the ground that the existence of genuine issues of material fact made summary disposition inappropriate. Following oral argument, the administrative law judge ordered GDSI to file a supplemental affidavit attaching additional material evidence.[4] On June 7, 2018, GDSI submitted supplemental evidence and further briefing in opposition to the Division's motion.

On June 21, 2018, following the Supreme Court's decision in *Lucia v. SEC*,[5] we stayed this and certain other administrative proceedings.[6] On August 22, 2018, we issued an order allowing the stay to expire and offered GDSI (along with respondents in other pending administrative proceedings) the opportunity for a new hearing before a law judge who had not previously participated in the matter.[7] On September 12, 2018, the proceeding was reassigned to a new law judge.[8] On September 17, 2018, the Division filed its motion to dismiss.

In support of its motion, the Division stated that, before the stay expired, "GDSI became current on the filings alleged to have been delinquent in the OIP." According to the Division, "[a]s a result of *Lucia* and the Commission's post-*Lucia* orders, the proceeding will, in effect, be starting over with GDSI having cured the delinquencies alleged in the OIP." As a result, the Division asserted that it would be "prudent in these unique circumstances for the Commission to exercise its discretion to dismiss this matter."

The Division also stated that it will "carefully monitor[] GDSI to ensure its compliance with future required periodic filings and other requirements of a publicly traded company."

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4 *Global Digital Solutions, Inc.*, Administrative Proceedings Rulings Release No. 5681 (Apr. 11, 2018), at 2, *available at* https://www.sec.gov/alj/aljorders/2018/ap-5681.pdf.

5 *Lucia v. SEC*, 138 S. Ct. 2044 (2018).

6 *In re: Pending Administrative Proceedings*, Exchange Act Release No. 83495, 2018 WL 3193858, at *1 (June 21, 2018) (staying "any pending administrative proceeding initiated by an order instituting proceedings that commenced the proceeding and set it for hearing before an administrative law judge" and providing that the stay "shall remain operative for 30 days or further order of the Commission"); *see also In re: Pending Administrative Proceedings*, Exchange Act Release No. 83675, 2018 WL 3494802, at *1 (July 20, 2018) (extending the stay for an additional 30 days to August 22, 2018, or further order of the Commission).

7 *In re: Pending Administrative Proceedings*, Exchange Act Release No. 83907, 2018 WL 4003609, at *1 (Aug. 22, 2018).

8 *In re: Pending Administrative Proceedings*, Administrative Proceeding Rulings Release No. 5955 (Sept. 12, 2018), *available at* https://www.sec.gov/alj/aljorders/2018/ap-5955.pdf.

II. Analysis

The OIP's allegations, if proven, would appear to establish repeated violations of Exchange Act Section 13(a) and Rules 13a-1 and 13a-13.[9] "We have held that a respondent's repeated failure to file its periodic reports on time is 'so serious' a violation of the Exchange Act that only a 'strongly compelling showing'" by the respondent as to why revocation is not warranted "would justify a sanction less than revocation."[10] Indeed, we have held that, "even if an issuer has filed all delinquent periodic reports, revocation can be appropriate, particularly when . . . the delinquencies continued for an extended period without adequate explanation."[11]

Here, however, we have determined to grant the Division's request to dismiss this proceeding as a matter of discretion.[12] We do so based on the special circumstances of this proceeding and to "preserve the Commission's resources."[13] In doing so, we in no way reach the merits of the case against GDSI or the application of relevant precedent to that case.[14]

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9 *See, e.g., Advanced Life Scis. Holdings, Inc.*, Exchange Act Release No. 81253, 2017 WL 3214455, at *3 (July 28, 2017) ("ADLS admits to not having filed its annual reports on Form 10-K and its quarterly reports on Form 10-Q since March 2011. We therefore find that ADLS violated Exchange Act Section 13(a) and Rules 13a-1 and 13a-13 thereunder, and that its registration is subject to suspension or revocation under Exchange Act Section 12(j).").

10 *Calais Res., Inc.*, Exchange Act Release No. 67312, 2012 WL 2499349, at *4 (June 29, 2012) (quoting *Nature's Sunshine Prods., Inc.*, Exchange Act Release No. 59268, 2009 WL 137145, at *7 (Jan. 21, 2009)); *accord Cobalis Corp.*, Exchange Act Release No. 64813, 2011 WL 2644158, at *5 (July 6, 2011); *Am. Stellar Energy, Inc. (n/k/a Tara Gold)*, Exchange Act Release No. 64897, 2011 WL 2783483, at *4 (July 18, 2011).

11 *China-Biotics, Inc.*, Exchange Act Release No. 70800, 2013 WL 5883342, at *13 (Nov. 4, 2013).

12 *See, e.g., John A. Carley*, Exchange Act Release No. 61966, 2010 WL 1638721, at *1 (Apr. 23, 2010) (exercising our discretion to dismiss certain allegations); *Nicholas P. Howard*, Exchange Act Release No. 50633, 2004 WL 2480716, at *1 (Nov. 4, 2004) (same); *cf. Heckler v. Chaney*, 470 U.S. 821, 831 (1985) ("This Court has recognized on several occasions over many years that an agency's decision not to prosecute or enforce, whether through civil or criminal process, is a decision generally committed to an agency's absolute discretion.").

13 *Thomas C. Trauger, CPA*, Exchange Act Release No. 51435, 2005 WL 701204, at *1 (Mar. 25, 2005).

14 *Cf. Paul C. Kettler*, Exchange Act Release No. 40011, 1998 WL 254900, at *1 (May 20, 1998) (exercising discretionary authority to grant respondent's unopposed motion to dismiss without reaching the merits); *Richard J. Adams*, Exchange Act Release No. 39645, 1998 WL 52044, at *1 (Feb. 11, 1998) (same); *cf. also Warren G. Trepp*, Exchange Act Release No. 41913, 1999 WL 753922, at *1 (Sept. 24, 1999) (sua sponte dismissal without reaching merits).

The Division's motion follows the granting of relief in several proceedings against GDSI, its former management, and an attorney who issued opinion letters relating to GDSI. In granting the Division's motion, we have also considered the outcomes in these proceedings.[15]

Accordingly, IT IS ORDERED that this proceeding be dismissed.

By the Commission.

Vanessa Countryman
Acting Secretary

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15 *See SEC v. Global Digital Solutions, Inc.*, Case No. 16-cv-81413-RLR/JMH, ECF Doc. Nos. 27, 31, 22, and 35 (S.D. Fla.) (final judgments against GDSI and its former Chairman and CEO and former CFO); *David A. Loppert*, Exchange Act Release No. 79698, 2016 WL 7440281, at *2 (Dec. 27, 2016) (order suspending former GDSI CFO from appearing or practicing before the Commission as an accountant); *SEC v. Naccarato*, Case 1:17-cv-24682-JLK, ECF Doc. No. 4 (S.D. Fla. Jan. 4, 2018) (final judgment as to attorney).